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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT



     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported) February 6, 1998


                               AHL Services, Inc.
             (Exact name of registrant as specified in its charter)



      Georgia                            0-22195                 58-2277249
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(State or other jurisdiction of  (Commission File Number)      (IRS Employer
       incorporation)                                       Identification No.)





3353 Peachtree Road, NE, Atlanta, Georgia                          30326
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(Address of principal executive offices)                         (Zip Code)



Registrant's telephone number, including area code   (404) 267-2222
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                       This document consists of 3 pages.
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Item 2. Acquisition or Disposition of Assets.

        On February 6, 1998, a wholly owned subsidiary of AHL Services, Inc. (the "Registrant") acquired all of the outstanding common stock of SES Staffing Solutions, Inc. ("SES") and Silver Employment Services, Inc. ("Silver") for $12,625,000 in cash (collectively, the "Acquisition"). The purchase price consideration was provided by funds from operations. SES and Silver are Maryland-based private companies that provide staff for light industrial and warehouse "pick and pack" functions.



Item 7. Financial Statement, Pro Forma Financial Information and Exhibits.

        The Company does not expect to file financial statements relating to the Acquisition, as the Acquisition will not be significant compared to the Registrant's financial statements for the year ended December 31, 1997.
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                                   SIGNATURE



        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                     AHL Services, Inc.
                                     (Registrant)

Date: February 19, 1998        By:   /s/ David L. Gamsey
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                                     David L. Gamsey
                                     Vice President and Chief Financial Officer
                                     (On behalf of the Registrant and as Chief
                                     Accounting Officer)